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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  JULY 27, 2006
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

              0-21039                                 52-1975978
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     (Commission File Number)              (IRS Employer Identification No.)

        1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                     22209
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         (Address of principal executive offices)                    (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     (c)  On July 27, 2006, Strayer Education, Inc. (the "Company") announced that it had appointed Karl McDonnell as President and Chief Operating
          Officer of the Company, reporting directly to Robert S. Silberman,
          Chairman and Chief Executive Officer of the Company. This appointment was effective July 17, 2006.

     In the past ten years, Mr. McDonnell, 40, was Chief Operating Officer of
Intelistaf, a healthcare staffing company, and held senior management positions at the investment bank of Goldman, Sachs & Co., and The Walt Disney Company. Mr.
McDonnell holds an undergraduate degree from Virginia Wesleyan College and an
MBA from Duke University.

     Mr. McDonnell will receive annual base salary compensation, and will be eligible for annual cash bonuses and restricted stock awards in amounts to be determined by the Compensation Committee of the Company's Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Strayer Education, Inc.
Date: July 27, 2006
                               By: /s/ Mark C. Brown
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                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer

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